Filed pursuant to Rule 497

File No. 333-181879

Rule 482ad

Gladstone Investment Corporation Prices Preferred Stock Offering

MCLEAN, VA., May 6, 2015 (GLOBE NEWSWIRE) — Gladstone Investment Corporation (NASDAQ: GAIN) (the “Company”) today announced that it has entered into an agreement to sell 1,400,000 shares of its newly designated 6.50% Series C Cumulative Term Preferred Stock Due 2022 (the “Series C Term Preferred Shares”) at a public offering price of $25.00 per share, raising $35.0 million in gross proceeds and approximately $33.5 million in net proceeds after payment of underwriting discounts and commissions and estimated expenses of the offering payable by the Company. The Company has also granted the underwriters a 30-day option to purchase 210,000 additional Series C Term Preferred Shares on the same terms and conditions solely to cover over-allotments, if any. The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on or about May 12, 2015. The Series C Term Preferred Shares will have a seven-year term, unless earlier redeemed by the Company. The Company anticipates its Series C Term Preferred Shares will trade on the NASDAQ Global Select Market under the symbol GAINN.

Janney Montgomery Scott LLC is serving as the sole book-running manager. J.J.B. Hilliard, W.L. Lyons, LLC, Wunderlich Securities, Inc., William Blair & Company, L.L.C. and Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), are serving as co-lead managers of the offering. Maxim Group LLC is serving as co-manager of the offering.

The Company intends to use the net proceeds from this offering to repay borrowings under its existing credit facility, to fund investments in accordance with its investment strategy and for other general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. A prospectus supplement dated May 6, 2015, which will be filed with the Securities and Exchange Commission, and the accompanying prospectus, dated September 4, 2014, which has been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The offering is being conducted as a public offering under the Company’s effective shelf registration filed with the Securities and Exchange Commission (File No. 333-181879). To obtain a copy of the prospectus supplement for this offering and the accompanying prospectus, please contact: Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, PA, 19103, Attention: Taxable Fixed Income Department or prospectus@janney.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Gladstone Investment Corporation: Gladstone Investment Corporation is a publicly traded business development company that seeks to make debt and equity investments in small and medium-sized businesses in the United States in connection with acquisitions, changes in control and recapitalizations. The Company has paid 118 consecutive monthly cash distributions on its common stock. Information on the business activities of all the Gladstone funds can be found at www.gladstonecompanies.com.

CONTACT: Investor Relations Inquiries: Please call +1-703-287-5893